UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2013

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2013, Whitestone REIT (the “Company”) and Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated and JMP Securities LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 4,000,000 common shares, par value $0.001 per share, at a purchase price to the public of $13.54 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 600,000 common shares to cover over-allotments, if any, at the price to the public, less the underwriting discount. The common shares are being offered and sold pursuant to a prospectus supplement, dated October 3, 2013, and a base prospectus, dated July 25, 2012, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-182667). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the pricing of the common share offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated October 3, 2013, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P. and Robert W. Baird & Co. Incorporated and JMP Securities LLC, as representatives of the several underwriters named in Schedule A thereto.

5.1	Opinion of Venable LLP regarding the legality of shares.

8.1	Opinion of Bass, Berry & Sims PLC regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

99.1	Press Release dated October 3, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Date:	October 7, 2013	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated October 3, 2013, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P. and Robert W. Baird & Co. Incorporated and JMP Securities LLC, as representatives of the several underwriters named in Schedule A thereto.

5.1	Opinion of Venable LLP regarding the legality of shares.

8.1	Opinion of Bass, Berry & Sims PLC regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

99.1	Press Release dated October 3, 2013.